EXHIBIT 10.7
AMENDMENT NO. 2 AND WAIVER
     AMENDMENT NO. 2 AND WAIVER (this “Amendment”), dated as of June 22, 2007, to that certain Credit Agreement, dated as of May 27, 2004, as amended by that certain Amendment No. 1 and Acknowledgement dated as of September 23, 2005 (the “Credit Agreement”), among LEINER HEALTH PRODUCTS INC., a Delaware corporation (“Borrower”), the Guarantor, the Subsidiary Guarantors, the Lenders, UBS SECURITIES LLC and MORGAN STANLEY SENIOR FUNDING, INC., as joint lead arrangers and joint book-runners (in such capacity, each an “Arranger”), MORGAN STANLEY SENIOR FUNDING, INC., as syndication agent (in such capacity, “Syndication Agent”), CREDIT SUISSE FIRST BOSTON, as documentation agent (in such capacity, “Documentation Agent”), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, “Swingline Lender”), and UBS AG, STAMFORD BRANCH, as issuing bank (in such capacity, “Issuing Bank”), as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank. All capitalized terms used but not defined herein shall have the meaning set forth in Article I of the Credit Agreement.
WITNESSETH:
     WHEREAS, Borrower has requested that the Lenders amend the Credit Agreement to effect the changes described below;
     WHEREAS, Section 11.02 of the Credit Agreement permits the Credit Agreement to be amended from time to time;
     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION ONE Amendments.
(a)	Section 1.01 of the Credit Agreement is hereby amended as follows:
(1)	the definition of “Applicable Margin” is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Applicable Margin” shall mean, at any time after the Second Amendment Effective Date, (A) until receipt by the Administrative Agent of the financial statements and certificate required by Section 5.01(a) and Section 5.01(d) for the fiscal year ending

March 29, 2008, 4.25 with respect to any Eurodollar Revolving Loan and 3.25 with respect to any ABR Revolving Loan, and 4.50 with respect to any Eurodollar Term Loan and 3.50 with respect to any ABR Term Loan, and (B) thereafter, with respect to any Revolving Loan, the applicable percentage set forth below:

		Eurodollar
Total Leverage Ratio	ABR Loans	Loans
Level I ≥ 5.0:1.0	3.25	4.25

Level II < 5.0:1.0 but ≥ 4.5:1.0	2.75	3.75

Level III < 4.5:1.0 but ≥ 4.0:1.0	2.25	3.25

Level IV < 4.0:1.0	2.00	3.00
and with respect to any Term Loan, the applicable percentage set forth below:

		Eurodollar
Total Leverage Ratio	ABR Loans	Loans
Level I ≥ 5.0:1.0	3.50	4.50

Level II < 5.0:1.0 but ≥ 4.5:1.0	3.00	4.00

Level III < 4.5:1.0 but ≥ 4.0:1.0	2.50	3.50

Level IV < 4.0:1.0	2.25	3.25
Each change in the Applicable Margin resulting from a change in the Total Leverage Ratio shall be effective with respect to all Loans and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.01(a) or (b) and Section 5.01(d), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, the Total Leverage Ratio shall be deemed to be in Level I (i) at any time during which Borrower has failed to deliver the financial statements and certificates required by Section 5.01(a) or (b) and Section 5.01(d), respectively, it being understood that the Applicable Margin shall revert to the level set forth on the table above upon the delivery of such financial statements, and (ii) at any time during the existence of an Event of Default.
(2)	the definition of “Consolidated EBITDA” is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Consolidated EBITDA” shall mean, in respect of any four fiscal quarter period ending after March 31, 2007, Consolidated Net Income for any period, adjusted by (x) adding thereto, without duplication and in each case (other than with respect to clauses (g) and (m) below) only to the extent (and in the same proportion) deducted in determining such Consolidated Net Income:
(a)	Consolidated Interest Expense for such period,

(b)	Consolidated Amortization Expense for such period,

(c)	Consolidated Depreciation Expense for such period,

(d)	Consolidated Tax Expense for such period,

(e)	[Reserved]

(f)	the aggregate amount of all other non-cash items reducing Consolidated Net Income (including non-cash compensation charges resulting from stock options, restricted stock grants or other equity incentive programs, but excluding any non-cash charge that results in an accrual of a reserve for cash charges in any future period) for such period,

(g)	proceeds from business interruption insurance,

(h)	(i) management fees to Sponsors or any of their Affiliates in the amounts and at the times specified in the Consulting Agreement, and (ii) consulting fees, advisory fees or similar fees to Sponsors or any of their Affiliates permitted by the terms of the Consulting Agreement and rendered in connection with any Permitted Acquisition or permitted Investment, Equity Issuance, recapitalization, Asset Sale or Indebtedness permitted under Article VI,

(i)	costs, fees, expenses and charges made related to any Permitted Acquisition, any Investment permitted under Sections 6.04(e) and (t), any Equity Issuance made to unrelated third parties through the capital markets, any Asset Sale to an unrelated third party or any Indebtedness issued to an unrelated third party, including, without limitation, one-time compensation charges, stay bonuses paid to existing management and severance costs; provided that all such costs, fees, expenses and charges under this clause (i) shall not exceed $1.5 million per fiscal year of Borrower,

(j)	[Reserved]

(k)	expenses incurred to the extent reimbursed by third parties pursuant to indemnification provisions,

(l)	any non-cash charges outside the ordinary course of business that result in an accrual of a reserve for cash charges in any future period,

(m)	pro forma adjustment for estimated lost contribution margin from the suspension of “over-the counter” business (“OTC”) shipments (a portion of which adjustment shall consist of an add-back for unallocated overhead expense) for the fiscal quarters ending June 30, 2007 and September 29, 2007 and December 29, 2007 in the amounts of $16.4 million, $18.8 million, $2.5 million, respectively, for each such quarter,

(n)	fees, costs, expenses and charges in connection with Borrower’s 483 Response and Remediation Plan, including consulting, legal, product testing, recruiting and relocation costs, to the extent incurred, accrued or recognized during the fiscal quarters ending March 31, 2007, June 30, 2007, September 29, 2007 and December 29, 2007; provided that all such fees, costs, expenses and charges added back under this clause shall not exceed $12.0 million in the aggregate,

(o)	fees, costs, expenses and charges relating to the OTC product recall initiated on April 26, 2007, to the extent incurred, accrued or recognized during the fiscal quarters ending March 31, 2007 and June 30, 2007; provided that all such fees, costs, expenses and charges added back under this clause (o) shall not exceed $4.0 million in the aggregate,

(p)	legal fees, costs and expenses incurred or accrued in connection with Borrower’s dispute with Dr. Reddy Laboratories for any period, commencing with the fiscal quarter ending June 30, 2007 and ending with the fiscal quarter ending March 29, 2008; provided that all such fees, costs and expenses added back under this clause (p) shall not exceed $2.0 million in the aggregate,

(q)	write-off or write-down of, or reserve against, OTC inventory as a result of the suspension of OTC shipments, to the extent such write-off, write-down or reserve is recorded during any fiscal quarter ending on or after March 31, 2007; provided that the amount of the write-offs, write-downs or reserves added back under this clause (q) shall not exceed $35.0 million in the aggregate,

(r)	severance, re-training, counseling and support, people and equipment relocation costs and other related expenses arising from the Company’s cost reduction program, including the consolidation of its Fort Mill manufacturing and packaging operations (the “Fort Mill Consolidation”) to the extent incurred, accrued or recognized during the fiscal quarters ending June 30, 2007,

September 29, 2007 and December 29, 2007; provided that all such costs and expenses added back under this clause (r) shall not exceed $17.5 million in the aggregate,
(s)	non-cash charges relating to the write-down of tangible and intangible assets as a result of the Fort Mill Consolidation to the extent incurred, accrued or recognized during the fiscal quarters ending March 31, 2007, June 30, 2007 and September 29, 2007,

(t)	accruals for Fort Mill facility lease-related costs and expenses, including rents, taxes, insurance, real estate brokerage fees and/or other sublease or disposition costs, for any period, commencing with the four fiscal quarter period ending June 30, 2007; provided that all such costs and expenses added back under this clause (t) shall not exceed $11.0 million in the aggregate,

(u)	fees, costs and expenses relating to potential acquisitions, to the extent such fees, costs and expenses were incurred, accrued or recognized during the fiscal quarter ending March 31, 2007 or June 30, 2007; provided that all such fees, costs and expenses added back under this clause (u) shall not exceed $2.0 million in the aggregate,

(v)	fees, costs and expenses in connection the Second Amendment, including amendment fees and fees, costs and expenses of professionals, in each case to the extent such fees, costs and expenses were incurred, accrued or recognized during the fiscal quarters ending June 30, 2007, September 29, 2007 and December 29, 2007; provided that all such fees, costs and expenses of professionals retained by Borrower and added back under this clause (v) shall not exceed $250,000 in the aggregate, and
(y)subtracting therefrom (a) the aggregate amount of all non-cash items increasing Consolidated Net Income (other than the accrual of revenue or recording of receivables in the ordinary course of business) for such period and (b) the reversal of any reserve or the payment of any amount that was reserved, in each case, as described in clause (l) above.

Other than for purposes of calculating Excess Cash Flow, Consolidated EBITDA shall be calculated on a Pro Forma Basis to give effect to any Permitted Acquisition and Asset Sales (other than any dispositions in the ordinary course of business) consummated at any time on or after the first day of the Test Period thereof as if each such Permitted Acquisition had been effected on the first day of such period and as if each such Asset Sale had been consummated on the day prior to the first day of such period.

(3)	the definition of “Excluded Issuance” is hereby amended by replacing “Holdings” with “LHP Holdings”.
(4)	the definition of “Excess Cash Flow” is hereby amended by deleting clause (k) of such definition in its entirety and replacing it with the following:

“(k) amounts added back to Consolidated EBITDA in clauses (e), (g), (h), (i), (j) and (t) of the definitions thereof, to the extent paid in cash during such Excess Cash Flow Period;”

(5)	the following definitions shall be inserted in the appropriate alphabetical order:

“OTC Events” shall have the meaning set forth in the definition of “483 Response and Remediation Plan.

“Qualifying Liquidity Investment” shall mean an investment in LHP Holdings in the form of (a) equity securities containing terms no less favorable to the Lenders than the Preferred Stock constituting part of the Equity Financing, except for such more favorable terms as are permitted by Section 6.08(g), (b) unsecured Subordinated Indebtedness having a final maturity date on or after the date that is 91 days after the Tranche B Maturity Date and having a weighted average life to maturity no shorter than that of the Tranche B Loans, or (c) any combination of the investments described in clauses (b) and (c).

“Repricing Transaction” shall mean the refinancing or repricing by Borrower of the Term Loans under this Agreement (x) with the proceeds of any senior secured bank loan or other similar type of debt financing (including, without limitation, any new or additional term loans under this Agreement) or (y) in connection with any amendment to this Agreement, in either case, resulting in an interest rate margin or weighted average yield (to be determined by the Administrative Agent consistent with generally accepted financial practice after giving effect to, among other factors, margins, upfront or similar fees or original issue discount shared with all lenders or holders thereof, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders thereof) on such financing or the Term Loans as so repriced that is less than the Applicable Margin for, or weighted average yield (to be determined by the Administrative Agent on the same basis) of the Term Loans immediately prior to such refinancing or repricing; provided that “Repricing Transaction” shall not include (i) any refinancing or repricing of all (and not less than all) of the Term Loans in connection with a transaction constituting a Change of Control or (ii) any such refinancing or repricing occurring in connection with the consummation of any acquisition of all or any portion of the assets of, or all of the Equity Interests in, a Person or division or line of business of a Person by Borrower or any Guarantor.
“Second Amendment Effective Date” shall have the meaning assigned to such term in the Amendment No. 2 and Waiver to this Agreement, dated as of June 22, 2007.

“483 Response and Remediation Plan” shall mean any actions undertaken related to, in connection with, or resulting from, the observations made by the Food and Drug Administration on form 483 received by Borrower on March 16, 2007 (including the events described in Borrower’s filing on Form 8-K filed with the Securities and Exchange Commission on March 22, 2007) and the events disclosed in the Form 8-K filed with the Securities and Exchange Commission on April 27, 2007 (including, without limitation, the dispute with Dr. Reddy Laboratories) (such events, and events in connection with, or resulting therefrom, collectively, the “OTC Events”).
     (b) Section 2.05 of the Credit Agreement is hereby amended by adding to the end of such Section a new paragraph (e) as follows:

“(e) If, prior to June 22, 2008, (x) Borrower makes any prepayment of Term Loans with the proceeds of any debt financing referred to in clause (x) of the definition of “Repricing Transaction,” or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, Borrower shall pay to the Administrative Agent, for the ratable account of each Term Lender, (I) in the case of clause (x), a prepayment premium of 1% of the amount of such Term Loans being prepaid and (II) in the case of clause (y), a payment equal to 1% of the aggregate amount of Term Loans outstanding immediately prior to such amendment. In addition, any Term Lender that is replaced in connection with such Repricing Transaction pursuant to Section 10.13, shall be paid, without duplication, a premium of 1% of the amount of such Term Lender’s Term Loans that are assigned to one or more Eligible Assignees.”
          (c) Section 2.10(g) of the Credit Agreement is hereby amended by adding the following immediately after the phrase “with respect to such fiscal year” in the second sentence thereof:
     “(other than in respect of fiscal year 2007 and fiscal year 2008)”.
          (d) Section 5.15 of the Credit Agreement is hereby amended by deleting such provision in its entirety and replacing it with the following:
     “SECTION 5.15 Minimum Liquidity. In the event that the Liquidity Amount, as of the last day of any fiscal month ending prior to the Liquidity Covenant End Date (as defined below), is less than $10,000,000 (such date, the “Liquidity Covenant Trigger Date”), LHP Holdings shall, within ten Business Days following the date on which a Liquidity Certificate is required to be delivered pursuant to Section 5.01(d)(iv), issue or sell equity securities or unsecured Subordinated Indebtedness to Sponsors (or one or more investors reasonably satisfactory to the Administrative Agent) in connection with a Qualifying Liquidity Investment in an aggregate amount of $6,500,000, and LHP Holdings shall immediately contribute an amount equal to such Qualifying Liquidity Investment to Borrower. “Liquidity Covenant End Date” shall mean the earliest to occur of the following after the Second Amendment Effective Date: (i) the first date on which both (A) Borrower’s Total Leverage Ratio is equal to or less than 4.0 to 1.0 and (B) Borrower has no Revolving Loans outstanding, (ii) the first date on which the Qualifying Liquidity Investment is made and the proceeds thereof contributed to Borrower in accordance with the preceding sentence and (iii) the Tranche B Maturity Date.”
          (e) Section 6.01 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (s), deleting “.” and adding “; and” at the end of clause (t) and adding the following as new clause (u):

     “(u) Indebtedness relating to any Qualifying Liquidity Investment.”
          (f) Section 6.08 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (f), adding the following new clause (g) and relettering former clause (g) as new clause (h):
“(g) at any time after the Qualifying Liquidity Investment has been made to LHP Holdings and the proceeds thereof contributed to Borrower in accordance with Section 5.15, (A) Dividends by Borrower to LHP Holdings in an aggregate amount not to exceed the amount required to repay or redeem any and all obligations under any Qualifying Liquidity Investment so long as, both before and after giving pro forma effect to the making of such Dividend and any related financing or other transaction, Borrower’s Total Leverage Ratio as of the last day of the then most recent Test Period would have been 4.00:1.0 or lower; and (B) Dividends by LHP Holdings to the holders of its equity securities in an aggregate amount not to exceed the amount required to repay or redeem any and all obligations under the Qualifying Liquidity Investment that was made in the form of equity securities; and”
          (g) Section 6.10(a) and (b) of the Credit Agreement are hereby amended by deleting such provisions in their entirety and replacing them with the following:
     “(a) Maximum Total Leverage Ratio. Permit the Total Leverage Ratio, as of the last day of any Test Period ending during any period set forth in the table below, to exceed the ratio set forth opposite such period in the table below:

Test Period	Total Leverage Ratio
June 30, 2007	6.15 to 1.0
September 29, 2007	6.15 to 1.0
December 29, 2007	6.15 to 1.0
March 29, 2008	6.15 to 1.0
June 28, 2008	6.10 to 1.0
September 27, 2008	6.10 to 1.0
December 27, 2008	6.00 to 1.0
March 28, 2009	5.75 to 1.0
June 28, 2009	5.75 to 1.0
September 27, 2009	5.50 to 1.0
December 27, 2009	5.50 to 1.0
March 28, 2010	5.25 to 1.0
June 28, 2010	5.00 to 1.0
Any Test Period Thereafter	4.75 to 1.0

     (b) Minimum Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio, as of the last day of any Test Period ending during any period set forth in the table below, to be less than the ratio set forth opposite such period in the table below:

Minimum
Consolidated Interest
Test Period	Coverage Ratio
June 30, 2007	1.60 to 1.0
September 29, 2007	1.60 to 1.0
December 29, 2007	1.60 to 1.0
March 29, 2008	1.60 to 1.0
June 28, 2008	1.60 to 1.0
September 27, 2008	1.60 to 1.0
December 27, 2008	1.60 to 1.0
March 28, 2009	1.65 to 1.0
June 28, 2009	1.70 to 1.0
September 27, 2009	1.75 to 1.0
December 27, 2009	1.80 to 1.0
March 28, 2010	1.90 to 1.0
June 28, 2010	2.00 to 1.0
Any Test Period Thereafter	2.15 to 1.0
          (h) Section 6.09 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (h), deleting “.” and adding “; and” at the end of clause (i), and adding the following new clause (j):
“(j) any payment, redemption or other transaction permitted by the last paragraph of Section 6.11.”
          (i) Section 6.11 of the Credit Agreement is hereby amended by adding the following new sentence at the end of such section:
“Notwithstanding the foregoing provisions of this Section 6.11, at any time after the Qualifying Liquidity Investment has been made to LHP Holdings and the proceeds thereof contributed to Borrower in accordance with Section 5.15, LHP Holdings shall be permitted to repay or redeem any Subordinated Indebtedness constituting the Qualifying Liquidity Investment in an amount sufficient to repay or redeem all obligations thereunder so long as, both before and after giving pro forma effect to repayment or redemption and any related financing or other transaction, Borrower’s Total Leverage

Ratio as of the last day of the then most recent Test Period would have been 4.00:1.0 or lower.”
          SECTION TWO Waiver. Subject to the satisfaction of the conditions precedent set forth in Section Three, the Required Lenders hereby waive any Default or Event of Default that may arise solely as a result of any one or more of the following: (i) Borrower’s failure to comply with its obligation to deliver a budget relating to the 2008 fiscal year set forth in Section 5.01(h) of the Credit Agreement; provided, however, that the waiver in this clause (i) shall not be effective if such budget is not delivered on or prior to June 30, 2007; (ii) the OTC Events, solely to the extent arising on or prior to June 22, 2008; (iii) the Fort Mill Consolidation (which shall be deemed permitted and authorized under each Loan Document, including pursuant to Section 5.03 of the Credit Agreement), solely to the extent arising on or prior to June 22, 2009; (iv) any failure to comply with Section 6.10(a) or (b) of the Credit Agreement in respect of the Test Period ending March 31, 2007; and (v) the breach or violation of any term or condition of any Loan Document arising solely as a result of the foregoing events, including as a result of a cross-default to Indebtedness pursuant to clause (ii) of Section 8.01(f); provided, however, that this clause (v) shall not be effective to waive such Default or Event of Default (A) if the obligations under such Indebtedness have been declared due and payable by acceleration or otherwise and (B) unless Borrower shall have furnished a copy of any notice of any default under such Indebtedness from holders thereof received by Borrower or any Guarantor.
          SECTION THREE Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Second Amendment Effective Date”) when, and only when (i) the Administrative Agent shall have received counterparts of this Amendment executed by each of Borrower, the Administrative Agent and the Required Lenders, (ii) Borrower shall have delivered to the Administrative Agent, by wire transfer of immediately available funds, for the account of each Lender signatory hereto a fee in dollars equal to 0.25% of the aggregate principal amount of Loans and Revolving Commitments held by such Lender as of the Second Amendment Effective Date, (iii) Borrower shall have delivered to the Administrative Agent, by wire transfer of immediately available funds, payment for all costs, expenses and taxes due pursuant to Section Six (including, without limitation, the reasonable and invoiced fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Lenders), and (iv) the Administrative Agent shall have received a commitment letter from the Sponsors and a legal opinion relating thereto from each of Kirkland & Ellis LLP and Debevoise & Plimpton LLP, in each case in form and substance reasonably satisfactory to the Administrative Agent. The effectiveness of this Amendment (other than Sections Six, Seven and Eight) is conditioned upon the accuracy of the representations and warranties set forth in Section Four.
          SECTION FOUR Representations and Warranties. In order to induce the Lenders and the Agents to enter into this Amendment, Borrower represents and warrants to each of the Lenders and the Agents that after giving effect to this Amendment and the transactions contemplated hereby, (a) no Default or Event of Default has occurred and is continuing; and (b) all of the representations and warranties in the Credit Agreement are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
          SECTION FIVE Reference to and Effect on the Credit Agreement and the Notes. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by Amendment No. 1 and this Amendment. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          SECTION SIX Costs, Expenses and Taxes. Borrower agrees to pay all reasonable and invoiced out-of-pocket costs and expenses incurred by the Arranger, the Administrative Agent and the Collateral Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable and invoiced fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Lenders) in accordance with the terms of Section 11.03(a)(i) of the Credit Agreement.
          SECTION SEVEN Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION EIGHT Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature Pages Follow]

LEINER HEALTH PRODUCTS INC.
By:	/s/ Robert K. Reynolds
	Name:	Robert K. Reynolds
	Title:	President & COO

LHP HOLDING CORP.
By:	/s/ Robert K. Reynolds
	Name:	Robert K. Reynolds
	Title:	President & COO

LEINER HEALTH PRODUCTS, LLC
By:	/s/ Robert K. Reynolds
	Name:	Robert K. Reynolds
	Title:	President & COO

LEINER HEALTH SERVICES CORP.
By:	/s/ Robert K. Reynolds
	Name:	Robert K. Reynolds
	Title:	President & COO

[ ]

By:	/s/ Robert K. Reynolds
	Name:	Robert K. Reynolds
	Title:	President & COO

UBS AG, STAMFORD BRANCH, as Administrative Agent
By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ Iria R. Otsa
	Name:	Iria R. Otsa
	Title:	Associate Director

NAVIGATOR CDO 2003, LTD., as a Lender

By:	Antares Asset Management Inc., as Collateral Manager

	By: Name:	/s/ Kathleen Brooks Kathleen Brooks
	Title:	Authorized Signatory

NAVIGATOR CDO 2004, LTD., as a Lender

By:	Antares Asset Management Inc., as Collateral Manager

	By: Name:	/s/ Kathleen Brooks Kathleen Brooks
	Title:	Authorized Signatory

NAVIGATOR CDO 2005, LTD., as a Lender

By:	Antares Asset Management Inc., as Collateral Manager

	By: Name:	/s/ Kathleen Brooks Kathleen Brooks
	Title:	Authorized Signatory

ANTARES FUNDING, L.P., as a Lender

By:	The Bank of New York Trust Company, N.A., as Trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999

	By: Name:	/s/ Leslie Hundley Leslie Hundley
	Title:	AVP

Galaxy CLO 2003-1, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager, as Lender

By:	/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

Galaxy III CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager, as Lender

By:	/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

Galaxy IV CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager, as Lender

By:	/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

Galaxy V CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager, as Lender

By:	/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

Galaxy VII CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager, as Lender

By:	/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

SunAmerica Life Insurance Company
By: AIG Global Investment Corp.,
Its Investment Adviser, as Lender

By:	/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

SunAmerica Senior Floating Rate Fund
By: AIG Global Investment Corp.,
Investment Sub-Adviser, as Lender

By:	/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

AIG Bank Loan Fund
By: AIG Global Investment Corp.,
Its Investment Manager, as Lender

By:	/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

Saturn CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager, as Lender

By:	/s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter
Title: Managing Director

 S-3

Landmark IV CLO Limited

By Aladdin Capital Management, LLC, as Manager

By:	/s/ Thomas E. Bancroft Name: Thomas E. Bancroft
Title: Designated Signatory

NORTHWOODS CAPITAL IV, LIMITED
BY: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER,
as Lender

By:	/s/ Bradley Pattelli

	Name:	BRADLEY PATTELLI
	Title	MANAGING DIRECTOR

NORTHWOODS CAPITAL V, LIMITED
BY: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER,
as Lender

By:	/s/ Bradley Pattelli

	Name:	BRADLEY PATTELLI
	Title	MANAGING DIRECTOR

NORTHWOODS CAPITAL VI, LIMITED
BY: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER,
as Lender

By:	/s/ Bradley Pattelli

	Name:	BRADLEY PATTELLI
	Title	MANAGING DIRECTOR

NORTHWOODS CAPITAL VII, LIMITED
BY: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER,
as Lender

By:	/s/ Bradley Pattelli

	Name:	BRADLEY PATTELLI
	Title	MANAGING DIRECTOR

NORTHWOODS CAPITAL VIII, LIMITED
BY: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER,
as Lender

By:	/s/ Bradley Pattelli

	Name:	BRADLEY PATTELLI
	Title	MANAGING DIRECTOR

Silver Oak Capital, L.L.C.,
as Lender

By:	/s/ Thomas M. Fuller

	Name:	Thomas M. Fuller
	Title	Authorized Signatory

Antares Capital Corporation, as Lender

By:	/s/ Mork E. Blankstein

	Name:	Mork E. Blankstein
	Title	Duly Authorized Signatory

S-3

Atlas Loan Funding 1, LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC Its Investment Manager

By:	/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title	Vice President

BILL & MELINDA GATES FOUNDATION TRUST, as Lender
By: Babson Capital Management LLC as Investment Adviser

By:

Name:
Title

MAPLEWOOD (CAYMAN) LIMITED, as Lender
By: Babson Capital Management LLC as Investment Manager

By:

Name:
Title

S-3

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2007-I
BABSON CREDIT STRATEGIES CLO, LTD.,
as Lenders
By: Babson Capital Management LLC as
Collateral Manager

By:	/s/ Geoffrey Takacs

	Name:	GEOFFREY TAKACS
	Title	Director

BILL & MELINDA GATES FOUNDATION TRUST, as Lender
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Geoffrey Takacs

	Name:	GEOFFREY TAKACS
	Title	Director

MAPLEWOOD (CAYMAN) LIMITED, as
Lender
By: Babson Capital Management LLC as
Investment Manager

By:	/s/ Geoffrey Takacs

	Name:	GEOFFREY TAKACS
	Title	Director

S-3

Trimaran CLO IV Ltd By Trimaran Advisors, L.L.C., as Lender

By:	/s/ David M. Millison

	Name:	David M. Millison
	Title:	Managing Director

By: Callidus Debt Partners CLO Fund I, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC,
as Lender

By:	/s/ Peter Bennitt

	Name:	Peter Bennitt
	Title	Principal

By: Callidus Debt Partners CLO Fund II, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC,
as Lender

By:	/s/ Peter Bennitt

	Name:	Peter Bennitt
	Title	Principal

By: Callidus Debt Partners CLO Fund III, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC,
as Lender

By:	/s/ Peter Bennitt

	Name:	Peter Bennitt
	Title	Principal

By: Callidus Debt Partners CLO Fund IV, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC,
as Lender

By:	/s/ Peter Bennitt

	Name:	Peter Bennitt
	Title	Principal

By: Callidus Debt Partners CLO Fund V, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC,
as Lender

By:	/s/ Peter Bennitt

	Name:	Peter Bennitt
	Title	Principal

ECL Funding LLC,
as Lender

By:	/s/ Richard Newcomb

	Name:	Richard Newcomb
	Title:	Attorney-in-fact

S-3

The Bank of New York (successor to J.P. Morgan Trust Company (Cayman) Limited, as Trustee for TORAJI TRUST, By: Its Investment Manager, Citigroup Alternative Investments LLC, as Lender

By:	/s/ Roger Yee

	Name:	Roger Yee
	Title:	VP

S-3

LMP Corporate Loan Fund, Inc.,
By: Citigroup Alternative Investments LLC,
as Lender

By:	/s/ Roger Yee

	Name:	Roger Yee
	Title:	VP

CF Special Situation Fund I LP,
as Lender

By:	/s/ [ILLEGIBLE]

	Name:	[ELLIGIBLE]
	Title:	Partner

Credit Suisse, Cayman Islands Branch
as Lender

By:	/s/ Karl Studer

	Name:	Karl Studer
	Title:	Director

By:	/s/ Alain Schmid

	Name:	Alain Schmid
	Title:	Assistant Vice President

Flagship CLO III
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.),
As Collateral Manager

By:	/s/ Eric S. Meyer

Eric S. Meyer, Director

By:	/s/ Shameem R. Kathiwalla

Name: Shameem R. Kathiwalla
Title: Vice President

Flagship CLO IV
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.),
As Collateral Manager

By:	/s/ Eric S. Meyer

Eric S. Meyer, Director

By:	/s/ Shameem R. Kathiwalla

Name: Shameem R. Kathiwalla
Title: Vice President

Flagship CLO V
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.),
As Collateral Manager

By:	/s/ Eric S. Meyer

Eric S. Meyer, Director

By:	/s/ Shameem R. Kathiwalla

Name: Shameem R. Kathiwalla
Title: Vice President

Flagship CLO VI
By: Deutsche Investment Management Americas, Inc.
As Collateral Manager

By:	/s/ Eric S. Meyer

Eric S. Meyer, Director

By:	/s/ Shameem R. Kathiwalla

Name: Shameem R. Kathiwalla
Title: Vice President

Aurum CLO 2002-1 Ltd.
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.),
As Collateral Manager

By:	/s/ Eric S. Meyer

Eric S. Meyer, Director

By:	/s/ Shameem R. Kathiwalla

Name: Shameem R. Kathiwalla
Title: Vice President

S-3

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research
as Investment Advisor as Lender

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

S-3

EATON VANCE SENIOR INCOME TRUST
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR as Lender

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

S-3

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR as Lender

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

S-3

Eaton Vance CDO VIII, Ltd.
By:	Eaton Vance Management
As Investment Advisor as Lender

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

S-3

Eaton Vance CDO IX Ltd.
By:	Eaton Vance Management
as Investment Advisor as Lender

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

S-3

GRAYSON & CO BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR as Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

S-3

THE NORINCHUKIN BANK, NEW YORK BRANCH as Lender through State Street Bank and Trust Company N.A. as Fiduciary Custodian By: Eston Vance Management, Attorney-in-fact
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

S-3

BIG SKY III SENIOR LOAN TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR as Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

S-3

EATON VANCE VT FLOATING-RATE INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR as Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

S-3

EATON VANCE LIMITED DURATION INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR as Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

S-3

EATON VANCE SENIOR FLOATING-RATE TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR as Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

S-3

EATON VANCE FLOATING-RATE INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR as Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

S-3

Eaton Vance Variable Leverage Fund Ltd.
By:	Eaton Vance Management
As Investment Advisor
as Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

General Electric Capital Corporation, as Lender
By:	/s/ Mark E. Blankstein
	Name:	Mark E. Blankstein
	Title:	Duly Authorized Signatory

General Electric Capital Corporation, as Administrator for, Merritt CLO Holding LLC
By:	/s/ Dwayne L. Colner
	Name:	Dwayne L. Colner
Title: Duly Authorized Signer

General Electric Capital Corporation, as Administrator for, GE Commercial Loan Holding LLC
By:	/s/ Dwayne L. Colner
	Name:	Dwayne L. Colner
Title: Duly Authorized Signer

GSCP (NJ), L.P., on behalf of each of the following
funds, in its capacity as Collateral Manager:

GSC PARTNERS CDO FUND V, LIMITED
GSC PARTNERS CDO FUND VI, LIMITED
GSC PARTNERS CDO FUND VII, LIMITED
GSC GROUP CDO FUND VIII, LIMITED
GSC GROUP CDO FUND IX, LIMITED
GSC CAPITAL CORP. LOAN FUNDING 2005-1

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory GSC Group

GSC PARTNERS GEMINI FUND LIMITED By: GSCP (NJ), L.P., as Collateral Monitor By: GSCP (NJ), INC., its General Partners
By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory GSC Group

[Amendment]

Sands Point Funding Ltd., as Lender
By:	/s/ Michael Damaso
Name: Michael Damaso
	Title:	Managing Director

1888 Fund, Ltd., as Lender
By:	/s/ Michael Damaso
Name: Michael Damaso
	Title:	Managing Director

Copper River CLO Ltd., as Lender
By:	/s/ Michael Damaso
Name: Michael Damaso
	Title:	Managing Director

Green Lane CLO Ltd., as Lender
By:	/s/ Michael Damaso
Name: Michael Damaso
	Title:	Managing Director

LFC2 Loan Funding LLC, for itself or as agent for Loan Funding Corp. THC, Ltd., as Lender
By:	/s/ Richard Newcomb
	Name:	Richard Newcomb
	Title:	Attorney-in-face

Loan Funding IV LLC By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner, as Lender
By:	/s/ Brian Lohnding
	Name:	Brian Lohnding, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Loan Funding VII LLC By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner, as Lender
By:	/s/ Brian Lohnding
	Name:	Brian Lohnding, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Morgan Stanley Senior Funding, Inc., as Lender
By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	VP
REF # 3520761A001

Post Leveraged Loan Master Fund, LP By: Post Leveraged Loan Group, LLC Its General Partner By: Post Advisory Group, LLC Its Sole Member
/s/ Lawrence A. Post
Lawrence A. Post
President, Chief Executive Officer and Chief Investment Officer

[Amendment]

S-3

UBS AG, Stamford Branch, as Lender
By:	/s/ Douglas Garvolino
	Name:	Douglas Garvolino
	Title:	Director Banking Products Services, US

By:	/s/ Toba Lumbantobing
	Name:	Toba Lumbantobing
	Title:	Associate Director Banking Products Services, US

Riviera Funding LLC, as Lender
By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

Western Asset Floating Rate High Income Fund, LLC, as Lender
By:	/s/ Kelly Olsen
	Name:	Kelly Olsen
	Title:	Authorized Signatory

ENDURANCE CLO I, LTD. BY: West Gate Horizons Advisors, LLC As Portfolio Manager
By:	/s/ Helen Y. Rhee
	Name:	Helen Y. Rhee
	Title:	Senior Credit Analyst

ARCHIMEDES FUNDING III, LTD BY: West Gate Horizons Advisors, LLC As Collateral Manager
By:	/s/ Helen Y. Rhee
	Name:	Helen Y. Rhee
	Title:	Senior Credit Analyst

ARCHIMEDES FUNDING IV (CAYMAN), LTD. BY: West Gate Horizons Advisors, LLC As Collateral Manager
By:	/s/ Helen Y. Rhee
	Name:	Helen Y. Rhee
	Title:	Senior Credit Analyst

WhiteHorse I, Ltd. By: WhiteHorse Capital Partners, L.P. As Collateral Manager, as Lender
By:	/s/ Jarred Worley
	Name:	Jarred Worley
	Title:	Partner

WhiteHorse II, Ltd. By: WhiteHorse Capital Partners, L.P. As Collateral Manager, as Lender
By:	/s/ Jarred Worley
	Name:	Jarred Worley
	Title:	Partner